John Hancock Sector Funds

Supplement to the Class A, Class B and Class C Prospectus

dated March 1, 2007

John Hancock Health Sciences Fund

The prospectus supplement dated March 14, 2007 is deleted.

The “Portfolio Manager” section is amended and restated as follows:

Timothy E. Keefe, CFA
Joined fund team in 2007

In addition, the following will be added to the “Management Biographies” section:

Timothy E. Keefe, CFA
Executive vice president and chief equity
officer, MFC Global Investment Management
(U.S.), LLC
Joined subadviser in 2005
Senior vice president and chief equity officer,
John Hancock Advisers, LLC (2004-2005)
Partner and portfolio manager, Thomas Weisel Partners (2000-2004)
Began business career in 1987

John Hancock World Fund

Class A, Class B and Class C Shares

Supplement to the Statement of Additional Information

dated March 1, 2007

John Hancock Health Sciences Fund

The supplement dated March 14, 2007 reflecting the deletion of Robert C. Junkin and the addition of Jon D. Stephenson is deleted.

Effective December 19, 2007, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER” section, the “Other Accounts the Portfolio Manager is Managing” subsection has been deleted and replaced with the following to reflect the addition of Timothy E. Keefe, CFA and the departure of Jon D. Stephenson from the Health Sciences Fund‘s portfolio management team:

Other Accounts the Portfolio Manager is Managing. The table below indicates for the portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Timothy E. Keefe, CFA

Other Registered Investment Companies: Five (5) funds with total net assets of approximately $2.6 billion.

Other Pooled Investment Vehicles: Two accounts with total net assets of approximately $10.2 million.

Other Accounts: Nine (9) accounts with total net assets of approximately $321.0 million.

The Adviser and Sub-Adviser do not receive a fee based upon the investment performance of any of the accounts included under the “Other Accounts Managed by the Portfolio Manager” in the table above.

Effective December 19, 2007, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER”, the “Share Ownership by Portfolio Manager.” section has been deleted and replaced with the following:

Share Ownership by Portfolio Manager. The following table indicates as of November 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio manager in the Fund. For purposes of this table, the following letters represent the range indicated below:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million
Portfolio Manager	Range of Beneficial Ownership
Timothy E. Keefe, CFA	A

December 19, 2007